SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                ---------------


                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 18, 2006

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                        PIONEER NATURAL RESOURCES COMPANY
             (Exact name of registrant as specified in its charter)


           Delaware                    1-13245               75-2702753
       (State or other               (Commission          (I.R.S. Employer
jurisdiction of incorporation)       File Number)       Identification Number)

    5205 N. O'Connor Blvd                                       75039
          Suite 200                                           (Zip code)
        Irving, Texas
   (Address of principal
     executive offices)


       Registrant's telephone number, including area code: (972) 444-9001

                                 Not applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting  material pursuant to  Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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                        PIONEER NATURAL RESOURCES COMPANY

                                TABLE OF CONTENTS

                                                                         Page

Item 5.02.  Departure of Directors or Principal Officers; Election
of Directors; Appointment of Principal Officers; Compensatory
Arrangements of Certain Officers........................................   3

Item 9.01.  Financial Statements and Exhibits.

            (d)  Exhibits...............................................   3

Signature...............................................................   4

Exhibit Index...........................................................   5




                                       2






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Item 5.02.  Departure of Directors or Principal Officers; Election of Directors;
Appointment  of  Principal  Officers;   Compensatory  Arrangements  of  Certain
Officers.

     On December 18, 2006, the Compensation and Management Development Committee (the "Committee") of the Board of Directors of Pioneer Natural Resources Company (the "Company") approved a program under the Company's 2006 Long-Term Incentive Plan to make grants to the Company's executive and other officers of a combination of restricted stock and performance unit awards. The delivery of shares in payment of the performance unit awards will be contingent upon the achievement of certain performance criteria. The principal terms of the program are reflected on a Summary Term Sheet approved by the Committee, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

     The initial grants under the program are expected to be awarded in February 2007 and will be represented by agreements between the Company and each officer, the terms of which are expected to be substantially as described in the Summary Term Sheet.

Item 9.01.  Financial Statements and Exhibits.

        (d) Exhibits.

            10.1   --   Summary Term Sheet



                                       3



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    PIONEER NATURAL RESOURCES COMPANY



                                    /s/ Darin G. Holderness
                                    -------------------------------------------
                                    Darin G. Holderness
                                    Vice President and Chief Accounting Officer


Dated: December 19, 2006





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                                  EXHIBIT INDEX



         Exhibit
         Number                             Exhibit Title
         -------                            -------------

         10.1 (a)                           Summary Term Sheet



         -----------

         (a) Filed herewith.





                                       5




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